Exhibits 23.1

INDEPENDENT AUDITORS’ CONSENT

We consent to the  incorporation  by reference in  Registration  Statement  Nos.
333-65329,  333-65327,  333-35887,  333-65916,  33-65918 and  333-42182 of Mylan
Laboratories  Inc. on Form S-8 of our report  dated May 6, 2002 (May 29, 2002 as to Note 11),  appearing in this Annual Report on Form 10-K of Mylan Laboratories
Inc. for the year ended March 31, 2002.

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
June 13, 2002